SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 4, 2003


                          Forest City Enterprises, Inc.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)



           Ohio                      1-4372              34-0863886
-----------------------------    ----------------    ------------------
(State or Other Jurisdiction       (Commission        (IRS Employer
      of Incorporation)            File Number)     Identification No.)

Terminal Tower, 50 Public Square
Suite 1100, Cleveland, Ohio                                44113
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: 216-621-6060
                                                       ----------------


      ------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)



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ITEM 12.  Results of Operations and Financial Condition

            On December 4, 2003 Forest City Enterprises, Inc. issued a press release announcing financial results for the three and nine months ended October 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934,(the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                FOREST CITY ENTERPRISES, INC.



                                By: /s/ THOMAS G. SMITH
                                -----------------------------
                                Name:  Thomas G. Smith
                                Title: Executive Vice President,
                                       Chief Financial Officer and
                                       Secretary

Date: December 4, 2003

                                  EXHIBIT INDEX

Exhibit
Number                             Description
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         99.1     -    Press Release of Forest City Enterprises, Inc.
                       Dated December 4, 2003